Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

As of December 31, 2016, future minimum rental payments under non-cancelable operating leases were as follows:

(Dollars in thousands)	2017	$1,331
	2018	1,099
	2019	957
	2020	750
	2021	658
	Thereafter	2,449
		$7,244

Rent expense aggregated $1.5 million and for each of the years ended December 31, 2016 and 2015.

Commitments With Off-Balance Sheet Risk

The consolidated balance sheet does not reflect various commitments relating to financial instruments which are used in the normal course of business.  Management does not anticipate that the settlement of those financial instruments will have a material adverse effect on the Company’s financial condition.  These instruments include commitments to extend credit and letters of credit.  These financial instruments carry various degrees of credit risk, which is defined as the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract.  As these off-balance sheet financial instruments have essentially the same credit risk involved in extending loans, the Bank generally uses the same credit and collateral policies in making these commitments and conditional obligations as it does for on-balance sheet investments. Additionally, as some commitments and conditional obligations are expected to expire without being drawn or returned, the contractual amounts do not necessarily represent future cash requirements.

Commitments to extend credit are legally binding loan commitments with set expiration dates.  They are intended to be disbursed, subject to certain conditions, upon request of the borrower.  The Bank receives a fee for providing a commitment.  The Bank was committed to advance $372.7 million and $290.9 million to its borrowers as of December 31, 2016 and December 31, 2015, respectively.

The Bank issues financial standby letters of credit that are within the scope of ASC Topic 460, “Guarantees.”  These are irrevocable undertakings by the Bank to guarantee payment of a specified financial obligation.  Most of the Bank’s financial standby letters of credit arise in connection with lending relationships and have terms of one year or less.  The maximum potential future payments that the Bank could be required to make under these standby letters of credit amounted to $2.0 million at December 31, 2016 and $2.1 million at December 31, 2015.  The current amount of the liability as of December 31, 2016 and 2015 for guarantors under standby letters of credit is not material.

The Bank also enters into best efforts forward sales commitments to sell residential mortgage loans that it has closed (loans held for sale) or that it expects to close (commitments to originate loans held for sale).  These commitments are used to reduce the Bank’s market price risk during the period from the commitment date to the sale date.  The notional amount of the Bank’s forward sales commitments was approximately $8.3 million at December 31, 2016 and $16.9 million at December 31, 2015.  The fair value of the loan origination commitments was $123,000 at December 31, 2016 and was not significant at December 31, 2015.

Litigation

 The Company may, in the ordinary course of business, become a party to litigation involving collection matters, contract claims and other legal proceedings relating to the conduct of its business.  The Company may also have various commitments and contingent liabilities which are not reflected in the accompanying consolidated balance sheet. Management is not aware of any present legal proceedings or contingent liabilities and commitments that would have a material impact on the Company’s financial condition or results of operations.